UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                                    811-02299
                      (Investment Company Act file number)

                           CIGNA Investment Securities
                           ---------------------------
               (Exact name of registrant as specified in charter)

                             2223 Washington Street
                             3 Newton Executive Park
                                    Suite 200
                                Newton, MA 02462
                    (Address of principal executive offices)

          Mark Butler, 2223 Washington Street, 3 Newton Executive Park
                           Suite 200, Newton, MA 02462
                     (Name and address of agent for service)

                                 (860) 534-4700
                                 --------------
               Registrants' telephone number, including area code


                   Date of fiscal year end: December 31, 2003

                   Date of reporting period: December 31, 2003

Item 1.  Reports to Stockholders.


                                             [GRAPHIC]

                                      CIGNA INVESTMENT
                                            SECURITIES
------------------------------------------------------
                                         Annual Report
                                     December 31, 2003

                                                                    [LOGO] CIGNA

--------------------------------------------------------------------------------
                                                                               1

Dear Shareholders:

Our report for CIGNA Investment Securities (the "Fund") covering the year ended December 31, 2003 follows.

Management's Discussion and Analysis

Market Summary

During the first six months of 2003, the total return on the S&P 500[RegTM] Index was 11.77%, compared with a total return of 3.93% for the Lehman Brothers Aggregate Bond Index (the "Index") and a 7.32% total return on investment-grade corporate bonds (Lehman Brothers U.S. Credit Index). The Fund returned 5.71% during this period. Within the global fixed income markets, emerging market debt (J.P. Morgan Emerging Market Bonds Plus Index) and high yield corporate bonds (Lehman Brothers High Yield Bond Index) produced the best total returns by far for the first six months, with total returns from each market in excess of 18%.

At the beginning of May, the Federal Reserve (Fed) and Chairman Greenspan announced that any necessary action would be taken to combat deflationary pressures. Bond holders took this as a sign that the Fed would keep short-term rates low. The 10-year Treasury yield plunged to an inter-generational low of 3.13% on June 13, the lowest level since June 1958, before recovering to end the second quarter at 3.53%.

In the third quarter, fixed income markets notched their first quarterly decline since the fourth quarter of 1999, returning -0.15%, as represented by the Index. The Fund returned 0.50% for the same period. A combination of concerns about the impact of an economic recovery on interest rates, the lack of demand for relatively low-yielding Treasuries, and the strength of the equity markets resulted in a sharp rise in yields at the beginning of the quarter, before they drifted lower in August and September.

In the fourth quarter, fixed income markets edged back into positive territory, posting a 0.32% total return for the Index, as spread narrowing offset a modest overall rise in bond yields. This compared with a 0.78% return for the Fund during the same period. For the full year, the Index returned 4.10% to lag the S&P 500[RegTM] Index (+28.68%), the first time in three years.

Performance

The Fund returned 0.78% for the fourth quarter and 7.07% for the year based on its net asset value, outperforming the Lehman Brothers Aggregate Bond Index by 46 bps and 297 basis points, respectively. The Fund's return, based on the market value of its shares traded on the New York Stock Exchange, was 4.28% for the fourth quarter and 8.75% for the year.

The Fund's performance throughout the year benefited from strong security selection in investment-grade corporate bonds and mortgage backed securities
(MBS). In addition, our overweight allocation to investment-grade corporate bonds, where spreads tightened approximately 80 bps for the year, and our allocation decisions relative to high yield and MBS also contributed to the Fund's positive results.

Outlook

With economic fundamentals gradually improving and signs for a sustainable recovery encouraging, Treasury yields are likely to trend upward. We also expect the supply of Treasuries to increase substantially as we embark on an era of increased government cost vis-a-vis areas such as defense and security enforcement, corporate regulations and immigration. Thus, we believe the credit quality of U.S. Government securities will be slightly diminished relative to corporate bonds.

Improving corporate profitability and balance sheet repair, along with a better economic environment and investors' increasingly positive appetite for risk, is the backdrop in the investment-grade credit

--------------------------------------------------------------------------------
                                                                               2

market. Our current outlook calls for additional positive excess returns, but at a more moderate pace than the record set in 2003. Prudent industry and security selection will remain paramount.

High yield continued its strong recovery during the year and the default rate has trended downward. We currently believe the relative value of this sector has diminished. High yield performance in 2004 will be more dependent on individual security selection.

In the MBS sector, it appears the prepayment wave has crested, volatility is stabilizing, and the supply of government sponsored entity securities is expected to be reduced. With short-term interest rates still very low, the positive carry of mortgages (borrowing at low-term rates to buy longer-term instruments that yield more) are still appealing, especially to banks.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde
Chairman of the Board and President
CIGNA Investment Securities

--------------------------------------------------------------------------------
                                                                               3

--------------------------------------------------------------------------------
             GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                               12/31/93 - 12/31/03

                 ----------------------------------------------
                              AVERAGE ANNUAL RETURN

                                      1 Year   5 Year   10 Year
                 Market Value          8.75%    7.01%    7.02%
                 Net Asset Value       7.07%    6.12%    6.48%
                 Lehman Brothers       4.10%    6.62%    6.95%
                 Aggregate Bond Index
                 ----------------------------------------------

[The following data was represented as a line chart in the printed material]

                                    Lehman Brothers
                    Fund         Aggregate Bond Index
12/31/1993         $10,000              $10,000
12/31/1994         $ 9,166              $ 9,708
12/31/1995         $11,281              $11,502
12/31/1996         $11,313              $11,920
12/31/1997         $13,132              $13,070
12/31/1998         $14,046              $14,206
12/31/1999         $12,443              $14,089
12/31/2000         $15,221              $15,727
12/31/2001         $16,753              $17,055
12/31/2002         $18,127              $18,804
12/31/2003         $19,712              $19,576

CIGNA Investment Securities Inc. (the "Fund") performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in the market value of its stock, or as shown separately in the box, changes in its underlying net asset value. The Fund is a closed-end management investment company which trades over the New York Stock Exchange under the ticker symbol "IIS." Fund performance does not reflect exchange commissions payable upon the purchase or sale of the Fund's stock. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Past performance does not predict future performance. The Fund's return has been compared with the total return performance of Lehman Brothers Aggregate Bond Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

--------------------------------------------------------------------------------
CIGNA Investment Securities Investments in Securities                          4
December 31, 2003

                                                           Principal         Value
                                                               (000)         (000)
----------------------------------------------------------------------------------
LONG-TERM BONDS - 92.0%
Basic Materials - 0.4%
International Paper Co., 5.50%, 2014                      $      180       $   181
Stora Enso Oyj, 7.38%, 2011                                      115           133
Weyerhaeuser Co., 5.25%, 2009                                     90            93
                                                                           -------
                                                                               407
                                                                           -------
Communications & Media - 10.7%
AT&T Corp., 8.75% (coupon change based on
  rating), 2031                                                   70            82
AT&T Wireless Services, Inc., 8.13%, 2012                        165           194
British Sky Broadcasting PLC, 8.20%, 2009                        295           351
British Telecommunications PLC, 8.88% (coupon
  change based on rating), 2030                                  105           137
Comcast Corp., 5.85%, 2010                                        90            96
Deutsche Telekom International Finance BV,
  8.50%, (coupon change based on rating), 2010                   200           242
  8.75%, (coupon change based on rating), 2030                   205           262
France Telecom SA,
  8.45%, (coupon change based on rating), 2006                    60            67
  9.00%, (coupon change based on rating), 2011                   820           985
  9.75%, (coupon change based on rating), 2031                    75           100
Kyivstar GSM, 12.75%, 2005 (144A security
  acquired Nov. 2002 & Jan. 2003 for $182) (b)                   180           198
Koninklijke KPN, NV, 8.00%, 2010                                 395           473
Liberty Media Corp.,
  3.50%, 2006                                                    650           653
  5.70%, 2013                                                     45            46
News America Holdings,
  7.75%, 2045                                                    120           142
  7.90%, 2095                                                    120           137
  8.25%, 2096                                                     45            53
News America, Inc., 6.75%, 2038                                   30            33
PTC International Finance II SA, 11.25%, 2009                    335           369
Qwest Capital Funding Inc., 7.00%, 2009                           30            30
Shaw Communications, Inc.,
  8.25%, 2010                                                    190           215
  7.20%, 2011                                                     65            70

                                                           Principal         Value
                                                               (000)         (000)
-----------------------------------------------------------------------------------
Communications & Media (continued)
Sprint Capital Corp.,
  6.13%, 2008                                             $       70       $    75
  8.38%, 2012                                                     80            93
  6.88%, 2028                                                    260           254
  8.75%, 2032                                                    135           159
Telecom Italia Capital SA,
  5.25%, 2013 (144A security acquired
    Oct. 2003 for $294) (b)                                      295           296
  6.38%, 2033 (144A security acquired
    Oct. 2003 for $159) (b)                                      160           161
Tele Communications, Inc.,
  9.80%, 2012                                                    260           339
  7.88%, 2013                                                    385           456
TELUS Corp.,
  7.50%, 2007                                                    240           269
  8.00%, 2011                                                    595           696
Time Warner, Inc.,
  6.75%, 2011                                                    135           151
  9.13%, 2013                                                    615           781
  8.05%, 2016                                                    170           202
TPSA Finance BV, 7.75%, 2008 (144A security
  acquired Aug & Oct. 2002, Mar., Apr., June,
  July & Aug. 2003 for $348) (b)                                 330           350
Univision Communications, Inc., 7.85%, 2011                      315           374
Verizon Florida, Inc., 6.13%, 2013                               110           118
                                                                           -------
                                                                             9,709
                                                                           -------
Consumer & Retail - 3.3%
Bunge Ltd. Finance Corp., 4.38%, 2008
  (144A security acquired Dec. 2003 for $195) (b)                195           196
Campbell Soup Co., 5.88%, 2008                                   110           121
Heinz (H.J.) Co., 6.38%, 2028                                     10            11
Heinz (H.J.) Finance Co., 6.75%, 2032                            105           117
Kellogg Co., 6.60%, 2011                                         490           549
Kraft Foods, Inc.,
  5.25%, 2007                                                     80            85
  5.63%, 2011                                                    200           211
  5.25%, 2013                                                    265           267


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities Investments in Securities                          5
December 31, 2003 (Continued)

                                                             Principal         Value
                                                                 (000)         (000)
------------------------------------------------------------------------------------
Consumer & Retail (continued)
Kroger Co., 7.50%, 2031                                     $       35       $    40
Michaels Stores, Inc., 9.25%, 2009                                 225           248
Miller Brewing Co., 5.50%, 2013 (144A security
  acquired Aug. 2003 for $169) (b)                                 170           174
Safeway, Inc., 7.25%, 2031                                          30            33
Schuler Homes, Inc., 9.38%, 2009                                   280           315
Toll Corp., 8.25%, 2011                                            110           121
VFB LLC, 10.25%, 2009 (a)                                        2,129           482
                                                                             -------
                                                                               2,970
                                                                             -------
Diversified - 0.6%
General Electric Co., 5.00%, 2013                                  420           425
ITT Industries, Inc., 7.40%, 2025                                  140           160
                                                                             -------
                                                                                 585
                                                                             -------
Financial - 13.2%
American Express Credit, Ser.1999-1A, 5.60%, 2006                  900           911
BankBoston Corp., 8.25%, 2026                                      110           127
Boeing Capital Corp., 6.10%, 2011                                   85            92
CIT Group, Inc.,
  6.50%, 2006                                                      175           190
  6.88%, 2009                                                       55            62
Citigroup, Inc.,
  3.50%, 2008                                                      780           783
  7.25%, 2010                                                      195           227
Countrywide Home Loans, 5.50%, 2007                                 60            64
Credit Suisse First Boston Mortgage Securities Corp.,
  4.63%, 2008                                                       95            99
  5.50%, 2013                                                       60            62
  Interest Only 7.50%, 2032 (c)                                    700            42
  Interest Only 8.00%, 2032 (c)                                    850            53
Dresdner Funding Trust I, 8.15%, 2031
  (144A security acquired Apr., June & Sep. 2003
  for $466) (b)                                                    440           502
First Union Capital One, 7.94%, 2027                                85            97
Ford Motor Credit Co.,
  6.88%, 2006                                                      420           448
  7.38%, 2009                                                      310           340
  7.38%, 2011                                                      190           207


                                                             Principal         Value
                                                                 (000)         (000)
------------------------------------------------------------------------------------
Financial (continued)
General Motors Acceptance Corp.,
  6.88%, 2011                                               $      560       $   603
  7.25%, 2011                                                       70            77
  7.00%, 2012                                                       55            59
Golden West Financial Corp., 4.13%, 2007                           160           166
Goldman Sachs Group, Inc., 6.88%, 2011                             330           375
Household Finance Corp.,
  4.13%, 2008                                                      340           343
  6.38%, 2012                                                      170           187
HVB Funding Trust I, 8.74%, 2031 (144A security
  acquired May & June 2003 for $298) (b)                           300           354
HVB Funding Trust III, 9.00%, 2031 (144A security
  acquired June 2003 for $87) (b)                                   85           103
International Lease Finance Corp., 6.38%, 2009                     165           182
Korea Development Bank,
  4.25%, 2007                                                       70            71
  5.50%, 2012                                                       15            16
Lehman Brothers Holdings, Inc., 6.63%, 2012                        195           220
Manufacturers & Traders Trust, 8.00%, 2010                         105           126
Middletown Trust, 11.75%, 2010                                     763           763
Midland Funding II, 13.25%, 2006                                    55            64
Morgan (J.P.) Co., 6.00%, 2009                                     170           186
Morgan Stanley Group, Inc., 6.75%, 2011                            230           260
National Rural Utilities Cooperative Finance Corp.,
  5.75%, 2009                                                       90            98
NB Capital Trust IV, 8.25%, 2027                                   125           145
Old Kent Bank, Step Coupon
  (7.75% to 8/15/05), 2010                                         315           340
Prudential Funding LLC, 6.60%, 2008 (144A
  security acquired Aug. 2002 for $112) (b)                        105           117
Residential Asset Mortgage Products, Inc., Interest
  Only, 5.75%, 2005 (c)                                          1,060            45
Santander Central Hispano Issuance, 7.63%, 2010                     15            18
Santander Financial Issuances,
  6.80%, 2005                                                       75            80
  6.38%, 2011                                                      160           177
Sanwa Finance Aruba AEC, 8.35%, 2009                               175           205
Sovereign Bancorp., Inc., 10.50%, 2006                           1,115         1,319


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities Investments in Securities                          6
December 31, 2003 (Continued)

                                                                Principal         Value
                                                                    (000)         (000)
---------------------------------------------------------------------------------------
Financial (continued)
Standard Chartered Bank, 8.00%, 2031
  (144A security acquired Mar. & Aug. 2002
  for $126) (b)                                                $      120       $   145
Takefuji Corp., 9.20%, 2011 (144A security
  acquired Dec. 2003 for $84) (b)                                      75            83
UFJ Finance Aruba AEC, 6.75%, 2013                                    280           299
Union Planters Corp., 6.75%, 2005                                     220           238
U.S. West Capital Funding, Inc., 6.50%, 2018                           25            22
Wells Fargo & Co., 4.95%, 2013                                        130           130
                                                                                -------
                                                                                 11,922
                                                                                -------
Foreign Government - 2.3%
Argentina (Republic of), 11.38%, 2017                                 355            99
Brazil (Federal Republic of), 9.25%, 2010                              70            75
Bulgaria (Republic of), Floating Rate, 1.94%, 2024                    220           217
Quebec (Province of Canada),
  5.50%, 2006                                                         475           511
  7.50%, 2023                                                         420           515
Russian Federation,
Step Coupon (5.00% to 3/31/07), 2030
  (144A security acquired July, Sept., Oct. 2002
  & Oct. 2003 for $381) (b)                                           475           457
United Mexican States, 8.30%, 2031                                    190           214
                                                                                -------
                                                                                  2,088
                                                                                -------
Health Care - 0.2%
HCA, Inc.,
  5.25%, 2008                                                          90            92
  7.50%, 2033                                                          50            52
Tenet Healthcare Corp., 7.38%, 2013                                    70            70
                                                                                -------
                                                                                    214
                                                                                -------
Industrial - 2.2%
Arrow Electronics, Inc., 6.88%, 2013                                   55            59
Avnet, Inc., 9.75%, 2008                                               50            58
BAE Systems Holdings, 6.40%, 2011 (144A security
  acquired Dec. 2001 & Nov. 2002 for $509) (b)                        505           543
Inco Limited, 5.70%, 2015                                             115           116

                                                                Principal         Value
                                                                    (000)         (000)
---------------------------------------------------------------------------------------
Industrial (continued)
Lockheed Martin Corp.,
  8.20%, 2009                                                  $      575       $   698
  8.50%, 2029                                                         180           236
Noranda, Inc., 6.00%, 2015                                            100           102
Systems 2001 Asset Trust LLC, 7.16%, 2011 (144A
  security acquired June 2001 for $186) (b)                           186           203
                                                                                -------
                                                                                  2,015
                                                                                -------
Insurance - 1.5%
American Re Corp., 7.45%, 2026                                        320           356
AXA SA, 8.60%, 2030                                                   115           145
Monumental Global Funding II, 3.85%, 2008 (144A
  security acquired Feb. 2003 for $210) (b)                           210           212
Travelers Property Casualty Corp., 5.00%, 2013                        110           110
Zurich Capital Trust I, 8.38%, 2037 (144A security
  acquired Jan., June, Aug. & Oct. 2003 for
  $422) (b)                                                           440           505
                                                                                -------
                                                                                  1,328
                                                                                -------
Oil & Gas - 1.9%
Amerada Hess Corp., 7.30%, 2031                                       200           207
Conoco Funding Co., 6.35%, 2011                                       515           577
Devon Financing Corp. ULC, 6.88%, 2011                                135           153
Duke Capital Corp., 6.25%, 2013                                        35            37
Duke Energy Field Services LLC,
  5.75%, 2006                                                          40            43
  6.88%, 2011                                                          30            33
Occidental Petroleum Corp.,
  7.65%, 2006                                                         480           526
Petroleos Mexicanos, 9.50%, 2027                                      140           165
                                                                                -------
                                                                                  1,741
                                                                                -------
Pharmaceuticals - 0.7%
Lilly (Eli) & Co., 6.77%, 2036                                        330           376
Wyeth,
  5.25%, 2013                                                          50            51
  5.50%, 2014                                                         200           202
                                                                                -------
                                                                                    629
                                                                                -------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities Investments in Securities                          7
December 31, 2003 (Continued)

                                                   Principal          Value
                                                       (000)          (000)
---------------------------------------------------------------------------
Transportation - 2.2%
American Airlines, 7.38%, 2016                    $      340         $  242
Burlington Northern Santa Fe, 6.75%, 2029                 45             49
Continental Airlines, Inc., 6.90%, 2017                  428            358
Federal Express Corp., 7.60%, 2097                        95            106
Ford Motor Co., 6.38%, 2029                              110             98
Norfolk Southern Corp.,
  7.70%, 2017                                            130            157
  7.90%, 2097                                            185            219
Union Pacific Corp.,
  7.60%, 2005                                            285            305
  5.75%, 2007                                            210            227
  6.13%, 2012                                            200            217
                                                                     ------
                                                                      1,978
                                                                     ------
U.S. Government & Agencies (g) - 49.2%
Fannie Mae,
  2.50%, 2008                                          3,970          3,836
  4.38%, 2013                                            685            673
  5.50%, 2017                                          1,121          1,163
  7.00%, 2031                                            221            235
  8.00%, 2031                                            189            204
  6.50%, 2032                                          2,188          2,288
  7.00%, 2032                                          1,624          1,723
  5.50%, 2033                                          2,621          2,656
  6.00%, 2033                                            699            723
  6.50%, 2033                                            891            932
  Interest Only 7.30%, 2042 (c)                        5,378            137
Financing Corp., Principal Strips from
  8.60%, 2019                                            450            186
  9.65%, 2019                                              5              2
  9.70%, 2019                                            675            288

                                                   Principal          Value
                                                       (000)          (000)
---------------------------------------------------------------------------
U.S. Government & Agencies (continued)
Freddie Mac,
  2.75%, 2008                                     $      645         $  635
  6.00%, 2017                                            851            893
  4.50%, 2018                                          2,808          2,811
  5.00%, 2018                                          3,127          3,189
  6.00%, 2032                                          2,703          2,794
  7.50%, 2032                                            732            786
  5.00%, 2033                                          4,027          3,977
  5.50%, 2033                                          3,188          3,228
  Interest Only 9.75%, 2043 (c)                        5,027            132
Ginnie Mae,
  6.50%, 2031                                            460            486
  6.50%, 2032                                            282            297
  5.50%, 2033                                            773            787
  6.00%, 2033                                            756            786
U.S. Treasury Bonds,
  8.75%, 2017                                          1,160          1,626
  6.00%, 2026                                          2,315          2,567
U.S. Treasury Inflation Indexed Note,
  3.00%, 2012                                            813            886
U.S. Treasury Notes,
  7.88%, 2004                                          2,095          2,215
  4.63%, 2006                                            435            461
  4.38%, 2007                                            490            519
  6.00%, 2009                                            460            521
                                                                     ------
                                                                     44,642
                                                                     ------
Utilities - 3.6%
American Electric Power, Inc., 5.38%, 2010                40             42
Carolina Power & Light Co., 6.50%, 2012                  105            116
CenterPoint Energy,
  5.70%, 2013 (144A security acquired Mar.
    & June 2003 for $131) (b)                            130            136
  7.88%, 2013 (144A security acquired June,
    July & Dec. 2003 for $167) (b)                       145            164
Columbus Southern Power Co., 5.50%, 2013                  55             57
Detroit Edison Co.,
  6.13%, 2010                                            255            280
  6.35%, 2032                                              5              5


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities Investments in Securities                          8
December 31, 2003 (Continued)

                                                          Principal       Value
                                                              (000)       (000)
-------------------------------------------------------------------------------
Utilities (continued)
Dominion Resources Inc., 6.25%, 2012                         $   60       $   65
DPL, Inc., 8.25%, 2007                                          160          174
First Energy Corp.,
  5.50%, 2006                                                   415          430
  6.45%, 2011                                                   215          223
  7.38%, 2031                                                    90           92
Niagara Mohawk Power Co., 7.63%, 2005                           378          410
Nisource Finance Corp., 7.88%, 2010                             240          285
Ohio Power Co., 5.50%, 2013                                      25           26
Oncor Electric Delivery Co., 7.25%, 2033                        150          171
Pinnacle Partners LP, 8.83%, 2004 (144A security
  acquired Mar. & Oct. 2002 for $132) (b)                       145          150
Progress Energy, Inc.,
  7.10%, 2011                                                    90          101
  7.00%, 2031                                                    85           91
Tenaska Alabama II Partners LP, 6.13%, 2023
  (144A security acquired Oct. 2003 for $155) (b)               155          160
TXU Australia Holdings LP, 6.15%, 2013
  (144A security acquired Dec. 2003 for $80) (b)                 80           82
                                                                          ------
                                                                           3,260
                                                                          ------
Total Long-Term Bonds
  (Cost - $80,587)                                                        83,488
                                                                          ------
                                                         Number of
                                                            Shares
                                                            ------
PREFERRED STOCK - 2.9%
Communications & Media - 0.3%
Centaur Funding Corp., 9.08% (144A security
  acquired Jan., Aug. & Nov. 2001 for $253) (b)                 240          295
                                                                          ------
Financial - 2.6%
BCI US Funding Trust, Step Coupon (8.01% to
  7/15/08) (144A security acquired Jan. 2003
  for $371) (b)                                                 340          391
DBS Capital Funding Corp., Step Coupon (7.66% to
  3/21/2011) (144A security acquired Oct. 2003
  for $395) (b)                                                 350          403

                                                      Number of        Value
                                                         Shares        (000)
----------------------------------------------------------------------------
Financial (continued)
IBJ Preferred Capital Co. LLC, Step Coupon
  (8.79% to 6/30/08) (144A security acquired
  Jan., July, Aug., Oct & Dec. 2003 for $837) (b)           835      $   910
Natexis AMBS Co. LLC., Step Coupon
  (8.44% to 6/30/08) (144A security acquired
  May 2002 for $218)                                        200          235
RBS Capital Trust I, Step Coupon (4.71% to
  7/01/13)                                                  430          411
                                                                     -------
                                                                       2,350
                                                                     -------
Total Preferred Stock
  (Cost $2,499)                                                        2,645
                                                                     -------
SHORT-TERM OBLIGATIONS - 5.2%
Money Market Fund - 5.0%
CIGNA Funds Group - Money Market Fund (d)              4,568,159       4,568
                                                                     -------
                                                      Principal
                                                          (000)
                                                       ---------
U.S. GOVERNMENT - 0.2%
U.S. Treasury Bills,
  0.99%, 3/04/04 (e)                                   $     25           25
  0.97%, 4/01/04 (e)                                        150          150
                                                                     -------
                                                                         175
                                                                     -------
Total Short-Term Obligations
  (Cost - $4,743)                                                      4,743
                                                                     -------
Total Investments in Securities - 100.1%
  (Total Cost - $87,829) (h)                                          90,876
Liabilities in excess of Cash and Other Assets - (0.1%)                 (164)
                                                                     -------
NET ASSETS - 100.0%                                                  $90,712
                                                                     =======


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities Investments in Securities                          9
December 31, 2003 (Continued)

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES

(a) This is a fair valued security which is in default due to bankruptcy. The principal amount represents beneficial ownership interest for future cash receipts under the bankruptcy filings.
(b) Indicates restricted security; the aggregate value of restricted securities is $7,523,546 (aggregate cost $6,964,833), which is approximately 8.3% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
(c)  Illiquid security.
(d) TimesSquare Capital Management, Inc., the fund's investment adviser, is also the adviser to the CIGNA Funds Group - Money Market Fund.
(e) Pledged as collateral for financial futures contracts. At December 31, 2003, the Fund was long 29, 2-year U.S. Treasury Notes and was short 6, 30-year Treasury Bonds, 28 10-year and 69, 5-year U.S. Treasury Notes, futures contracts, all expiring in March 2004. Net unrealized gain amounted to $13,720. Underlying face values of the long and short positions were $6,191,953 and ($11,499,750), respectively, and underlying market values were $6,207,360 and ($11,501,437), respectively.
(f) A summary of outstanding forward currency contracts, as of December 31, 2003, is as follows:

                                                      Net
                                                   Unrealized
 Settlement    Forward    Foreign     Contract    Appreciation
    Date      Contract    Currency     Value     (Depreciation)
---------------------------------------------------------------
Buys
3/12/04      Euro       1,230,000   1,354,702       191,987
Sells
3/12/04      Euro       1,230,000   1,446,719       (99,565)

(g)  Agency obligations are not guaranteed by the U.S. Government.

--------------------------------------------------------------------------------

Tax Information
(h)  At December 31, 2003, the net unrealized appreciation of investments, based on cost for federal income tax purposes of
     $88,237,012, was as follows:
     Aggregate gross unrealized appreciation for all
     investments in which there was an excess of value
     over tax cost                                             $3,135,272
     Aggregate gross unrealized depreciation for all
     investments in which there was an excess of tax cost
     over value                                                  (496,226)
                                                               ----------
     Unrealized appreciation - net                             $2,639,046
                                                               ==========
(i)  As of December 31, 2003, the components of
     distributable earnings (excluding unrealized
     appreciation/(depreciation) disclosed above) on a tax
     basis consisted of the following:
     Capital loss carryforward
     Expiring 2010                                             $1,218,017

--------------------------------------------------------------------------------
Quality Ratings* of Long-Term Bonds (Unaudited)
December 31, 2002

               Value      % of
               (000)      Value
---------------------------------
Aaa/AAA       $46,118     55.2%
Aa/AA           3,190      3.8%
A/A            10,636     12.7%
Baa/BBB        20,022     24.0%
Ba/BB           2,374      2.9%
B/B               516      0.6%
Below B           150      0.2%
Not Rated         482      0.6%
              -------    -----
              $83,488    100.0%
              =======    =====

*The higher of Moody's or Standard & Poor's Ratings.
--------------------------------------------------------------------------------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                   10

Statement of Assets and Liabilities
December 31, 2003
(In Thousands)

Assets:
Investments at value                                     $90,876
Cash                                                          20
Interest and dividends receivable                            939
Investments for Trustees' deferred compensation plan         198
Receivable for forward currency contracts                    192
Swap contracts receivable                                     30
                                                         -------
    Total assets                                          92,255
                                                         -------
Liabilities:
Income distribution payable                                  854
Payable for investments purchased                            210
Deferred Trustees' fees payable                              198
Payable for forward currency contracts                       100
Advisory fees payable                                         40
Custodian fees payable                                        40
Audit and legal fees payable                                  32
Shareholder reports payable                                   23
Insurance expense payable                                     15
Futures variation margin payable                              14
Administrative services fees payable                          10
Transfer agent fees payable                                    6
Other accrued expenses                                         1
                                                         -------
    Total liabilities                                      1,543
                                                         -------
Net Assets (equivalent to $18.93 per share based on
  4,792,215 shares outstanding; 12,000,000 shares of
  $0.10 par value authorized)                            $90,712
                                                         =======
Components of Net Assets:
Paid-in capital                                          $89,742
Overdistributed net investment income                       (587)
Accumulated net realized loss                             (1,596)
Unrealized appreciation of investments, futures and
  forward contracts and swaps                              3,153
                                                         -------
Net Assets                                               $90,712
                                                         =======
Cost of Investments                                      $87,829
                                                         =======

Statement of Operations
For the Year Ended December 31, 2003
(In Thousands)

Investment Income:
Income:
  Interest income                                        $4,286
  Dividend Income                                            84
                                                         ------
                                                          4,370
Expenses:
  Investment advisory fees                    457
  Custodian fees                              120
  Shareholder reports                          55
  Administrative services fees                 50
  Auditing and legal fees                      47
  Transfer agent fees                          39
  Trustees' fees                               29
  Stock exchange fees                          25
  Insurance expense                            15
  Other                                        18
                                             ----
  Total expenses                             $855
                                             ----
Net Investment Income                                     3,515
                                                         ------
Realized and Unrealized Gain (Loss) on
  Investments:
  Net realized gain from:
    Forward currency contracts                               55
    Futures contracts                                      (479)
    Swap contracts                                          571
    Investments                                           2,224
                                                         ------
                                                          2,371
                                                         ------
  Net change in unrealized appreciation
  (depreciation) of:
    Forward currency contracts                               90
    Futures contracts                                       185
    Swap contracts                                           (1)
    Investments                                              72
                                                         ------
                                                            346
                                                         ------
Net Realized and Unrealized Gain on
  Investments                                             2,717
                                                         ------
Net Increase in Net Assets Resulting from
  Operations                                             $6,232
                                                         ======


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                   11

Statements of Changes in Net Assets
(In Thousands)


                                               For the Year Ended
                                                  December 31,
                                             -----------------------
                                                2003         2002
                                             -----------------------
Operations:
Net investment income                          $ 3,515      $ 3,812
Net realized gain (loss) on investments          2,371         (850)
Net unrealized appreciation on investments         346        4,121
                                               -------      -------
Net increase in net assets from operations       6,232        7,083
                                               -------      -------
Dividends and Distributions:
From net investment income                      (5,310)      (4,792)
                                               -------      -------
 Total dividends and distributions              (5,310)      (4,792)
                                               -------      -------
Net Increase in Net Assets                         922        2,291
Net Assets:
Beginning of period                             89,790       87,499
                                               -------      -------
End of period*                                 $90,712      $89,790
                                               =======      =======
* includes overdistributed net
   investment income of:                       $ (587)      $ (317)
                                               =======      =======


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                   12

Financial Highlights

--------------------------------------------------------------------------------------------------------------------
                                                                     For the Year Ended December 31,
                                                  ------------------------------------------------------------------
                                                      2003          2002        2001(c)         2000           1999
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                $ 18.74       $ 18.26       $ 18.11       $ 17.79        $ 19.24
Income from investment operations
Net investment income (a)                              0.73          0.80          1.00          1.15           1.18
Net realized and unrealized gain (loss) on
  investments                                          0.57          0.68          0.39          0.37          (1.42)
                                                    -------       -------       -------       -------        -------
Total from investment operations                       1.30          1.48          1.39          1.52           (.24)
                                                    -------       -------       -------       -------        -------
Less dividends and distributions:
Dividends from net investment income                  (1.11)        (1.00)        (1.24)        (1.20)         (1.18)
Distributions from net realized capital gains            --            --            --            --          (0.03)
                                                    -------       -------       -------       -------        -------
Total dividends and distributions                     (1.11)        (1.00)        (1.24)        (1.20)         (1.21)
                                                    -------       -------       -------       -------        -------
Net asset value, end of period                      $ 18.93       $ 18.74       $ 18.26       $ 18.11        $ 17.79
                                                    -------       -------       -------       -------        -------
Market value, end of period                         $ 17.09       $ 16.75       $ 16.42       $ 16.06        $ 14.19
                                                    =======       =======       =======       =======        =======
Total Investment Return:
Per share market value                                 8.75%         8.20%        10.10%        22.33%        (11.41)%
Per share net asset value (b)                          7.07%         8.39%         7.81%         8.92%         (1.23)%
Ratios to Average Net Assets
Expenses                                               0.94%         1.04%         0.97%         0.94%          0.91%
Net investment income                                  3.86%         4.35%         5.39%         6.58%          6.36%
Portfolio Turnover                                      153%          393%          336%          319%           110%
Net Assets, End of Period (000 omitted)             $90,712       $89,790       $87,499       $86,789        $85,230

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

(b) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages may not correspond with the performance of a shareholder's investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.

(c) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.01 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.07%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting principle.


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities Notes to Financial Statements                     13

1. Organization. CIGNA Investment Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's objective is to generate income and obtain capital appreciation by investing, under normal market conditions, at least 65% of its total assets in investment-grade debt securities and preferred stocks.

2. Significant Accounting Policies. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees. The Fund's Board of Trustees has designated the Pricing Committee of TimesSquare Capital Management, Inc. to make, pursuant to procedures approved by the Board and under the Board's supervision, all necessary determinations of fair value for the portfolio securities for which market quotations are not readily available. When fair valuing securities, the Pricing Committee takes into account factors such as fundamental and analytical information about the security, the nature and duration of any restrictions on disposition of the security, market information (including, for example, factors such as historical price relationships and valuations for securities with similar characteristics), and evaluation of significant market events. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the NYSE) are believed to materially affect the value of those securities, such securities are valued at their fair value taking such events into account.

B. Delayed Delivery Commitments -- The Fund may enter into commitment agreements, i.e., TBA's, for the purchase of securities at an agreed-upon price on a specified future date. Since the delivery and payment for such securities can be scheduled to take place up to three months after the transaction date, they are subject to market fluctuations. The Fund does not begin to earn interest on such purchase commitments until settlement date. The Fund may sell a purchase commitment prior to settlement for the purpose of enhancing its total return. The Fund segregates assets with a market value equal to the amount of its purchase commitments. To the extent securities are segregated, they may not be available for new investments or to meet redemptions. Delayed delivery commitments may increase the Fund's exposure to market fluctuations and may increase the possibility that the Fund may realize a short-term gain (subject to taxation) or loss if the Fund must engage in portfolio transactions in order to honor its commitments. Due to the longer settlement period, there may be an increased risk of failure of the other party to honor the transaction. The Fund records changes in market

--------------------------------------------------------------------------------
CIGNA Investment Securities Notes to Financial Statements (Continued)         14

value of the securities underlying unsettled commitments in unrealized gains and losses. Gains and losses are realized upon sale of the commitment.

C. Foreign Currency Translations -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

(1) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(2) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains (losses) from foreign currency-related transactions include gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

D. Foreign Investments -- The Fund may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include inadequate accounting controls, liquidity and valuation risks.

E. Forward Currency Transactions -- The Fund is authorized to enter into forward exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Due to market fluctuations, the Fund segregates assets with a market value equal to the amount of its purchase commitments. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

F. Futures Contracts -- The Fund is authorized to enter into futures contracts. A Fund may use futures contracts for reasons such as managing its exposure to the markets or movements in interest rates and currency values. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the

--------------------------------------------------------------------------------
CIGNA Investment Securities Notes to Financial Statements (Continued)         15

time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities and the possibility of an illiquid market.

G. High Yield Bonds -- The Fund may invest in high yield bonds i.e., fixed income securities rated below investment-grade. While the market values of these securities tend to react less to fluctuations in interest rate levels than do those of investment-grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

H. Swap Agreements -- The Fund may enter into swap agreements for investment, liquidity, hedging and risk management purposes. For example, the Fund may enter into swap agreements to preserve a return on a particular investment or a portion of its portfolio and as a technique for managing duration (i.e., price sensitivity to changes in interest rates). Swaps involve the exchange of commitments to pay or receive, e.g., an exchange of floating rate payments for fixed rate payments and/or payments of the appreciation or depreciation of a security or an index. If forecasts of interest rates and other market factors, including those that may impact the indexes of the total return swaps, are incorrect, investment performance will differ compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or the counterparty to a transaction may default.

As of December 31, 2003, the Fund had the following outstanding swap agreements:

                                              Spread                    Unrealized
                                   Notional   (Basis    Termination   Appreciation/
Counterparty         Index          Amount    Points)       Date      (Depreciation)
------------------------------------------------------------------------------------
Bear Stearns   Bear Stearns High
               Yield Index         $870,000      0        05/01/04        $   0

Bear Stearns   Bear Stearns High
               Yield Index         $470,000     10        06/01/04        $(197)

The terms of the agreement require the Fund to pay LIBOR (which is set monthly) plus the spread and to receive the monthly total return on the Index, both based on the notional amount. The Fund records the net amount receivable/payable on a daily basis. The net receivable/payable is settled in cash monthly and recorded as realized gain/loss.

I. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income, which includes amortization of premium and accrual of discount, is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

J. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income or capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term capital gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

At December 31, 2003, the Fund had a post-October loss of $113,141, of which $30,568 was a

--------------------------------------------------------------------------------
CIGNA Investment Securities Notes to Financial Statements (Continued)         16

post-October currency loss. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

K. Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and distributed quarterly and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment of premium amortization, deferred compensation, interest on defaulted securities, foreign currency transactions, capital loss carryforwards, deferred losses due to wash sales, and excise tax regulations. To the extent that such differences are permanent, a reclassification to the Components of Net Assets may be required. As a result, at December 31, 2003, the Fund decreased overdistributed net investment income by $1,582,540, increased accumulated net realized loss by $1,521,666 and decreased paid in capital by $60,874.

3. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.55% of the first $75 million of average weekly net asset value and 0.40% thereafter. TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, and as approved by the shareholders at the shareholder meeting of April 30, 2002, the Fund may invest excess cash, up to 25% of the Fund's total assets, in the affiliated CIGNA Fund's Group Money Market Fund (MMF) managed by TimesSquare. TimesSquare will waive the amount of its advisory fee for the Fund in an amount that offsets the amount of the advisory fees incurred in the Fund as a result of its investment in MMF. For the year ended December 31, 2003, TimesSquare waived $19,670 of its advisory fee payable by the Fund. Income distributions from MMF, which amounted to $43,659 for the year ended December 31, 2003, are recorded as dividend income in the Statement of Operations.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2003, the Fund paid or accrued $50,648.

4. Trustees' Fees. Trustees' fees represent remuneration incurred for trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities. Purchases and sales of securities for the year ended December 31, 2003, were as follows (excluding short-term obligations):

                                   Cost of       Proceeds From
                                 Securities       Securities
                                  Purchased          Sold
                                ------------     -------------
Bonds                           $ 33,611,942     $ 44,205,855
U.S. Government Obligations       98,905,640       83,976,631
                                ------------     ------------
                                $132,517,582     $128,182,486
                                ============     ============

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                   17

Report of Independent Auditors

To the Trustees and Shareholders of CIGNA Investment Securities

In our opinion, the accompanying statement of assets and liabilities, including the investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA Investment Securities (the "Fund") at December 31, 2003, the results of its operations, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2004

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                   18
(Unaudited)

2003 Tax Information

During 2003, the Fund declared dividends of $1.11 per share. For federal income tax purposes, this included ordinary income dividends of $1.11 per share. There were no capital gain distributions. Dividends reported to you as ordinary income dividends on Form 1099, whether received as stock or cash, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service.

The Fund hereby designates 0.77% or the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Tax Act of 2003. The 2003 Form 1099-DIV you receive will show the tax status of all distributions paid to you during the year.

Approximately 1% of ordinary income dividends would be eligible for the dividend received deduction (available to corporate shareholders only).

Approximately 11% of ordinary income dividends for the year were derived from U.S. Government Treasury Obligations, and 31% from U.S. Government Agency obligations.

At December 31, 2003, 49.4% of the net assets was invested in U.S. Government and Agencies Obligations.

Automatic Dividend and Distribution Investment Plan

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by EquiServe (the "Dividend Paying Agent") as plan agent under the Automatic Dividend and Distribution Investment Plan (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions from the Fund in cash, paid by check mailed directly to the shareholder by the Dividend Paying Agent. Shareholders may elect to participate in the Plan and to have all distributions of dividends and capital gains automatically reinvested by sending written instructions to the Dividend Paying Agent at the address set forth below on the following page.

If the Trustees of the Fund declare a dividend or determine to make a capital gains distribution payable either in shares of the Fund or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. If the market price of the shares as of the close of business on the payment date for the dividend or distribution is equal to or exceeds their net asset value as determined as of the close of business on the payment date, participants will be issued shares of the Fund at a value, equal to the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of the shares at such time, or if the Fund declares a dividend or other distribution payable only in cash, the Dividend Paying Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Dividend Paying Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Dividend Paying Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Paying Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for the whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                   19
(Unaudited)

The Dividend Paying Agent will maintain all shareholders' accounts in the Plan and will furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant (other than participants whose shares are registered in the name of banks, brokers, nominees or other third parties) will be held by the Dividend Paying Agent in the non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. At no additional cost, shareholders of the Fund may send to the Dividend Paying Agent for deposit into their Plan account those share certificates in their possession. Shareholders may also send share certificates to the Dividend Paying Agent for the Dividend Paying Agent to hold in a book-entry account outside of the Plan.

Whether or not shareholders participate in the Plan, they may elect by notice to the Dividend Paying Agent to have the Dividend Paying Agent sell their noncertificated book-entry shares. The Dividend Paying Agent will deduct from the sale proceeds $2.50 per transaction plus $0.15 per share and remit the balance of the sales proceeds to the shareholder. The Dividend Paying Agent will sell the noncertificated shares on the first trading day of the week immediately following receipt of written notification by the Dividend Paying Agent.

In the case of shareholders, such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Dividend Paying Agent will administer the Plan on the basis of number of shares certified, from time to time, by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose shares are held in the name of banks, brokers or nominees should confirm with such entities that participation in the Plan will be possible, and should be aware that they may be unable to continue to participate in the Plan if their account is transferred to another bank, broker or nominee. Those who do participate in the Plan may subsequently elect not to participate by notifying such entities.

There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Paying Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Dividend Paying Agent's open market purchases in connection with the reinvestment of dividends or distributions.

Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions, although they will not receive any payment of cash.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Paying Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan, including requests for additional information or an application brochure or general inquiries about your account, should be directed to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                   20
(Unaudited)

Trustees and Officers

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board of Trustees. Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

                                                                                       Number of
Name,         Position         Length                                                  Portfolios in   Other
Address*      Held with        of Time           Principal Occupation(s) During        Fund Complex    Directorships
and Age       Fund             Served            Past 5 Years                          Overseen        Held by Trustee
---------------------------------------------------------------------------------------------------------------------------
Independent Directors

Russell H.    Trustee          Trustee since     Vice President (Investor Relations,   14              --
Jones                          1995              Public Relations) and Treasurer,
59                                               Kaman Corporation
                                                 (helicopters and aircraft
                                                 components, industrial
                                                 distribution)

Paul J.       Trustee          Trustee since     Special Advisor to Board of           14              Western
McDonald                       1995              Directors, Friendly Ice Cream                         Massachusetts
60                                               Corporation (family restaurants                       Electric Company
                                                 and dairy products)

Marnie        Trustee          Trustee since     Diocesan Consultant, Episcopal        14              Boston Mutual Life
Wagstaff                       2001              Diocese of Connecticut;                               Insurance Company
Mueller                                          Previously, Visiting Professor of
64                                               Health Economics, Wesleyan
                                                 University

Carol Ann     Trustee          Trustee since     Director and Chair of Audit           14              Reed and Barton
Hayes                          2003              Committee, Reed and Barton                            Corporation
59                                               Corporation

Affiliated Trustees and Fund Officers

Richard H.    Trustee,         Trustee,          Managing Director, CIGNA              14              Director of various
Forde         Chairman of      Chairman and      Retirement & Investment Services                      subsidiaries of
50            the Board and    President since   and TimesSquare Capital                               CIGNA Corporation
              President        1998              Management, Inc.

David P.      Trustee          Trustee since     Chief Investment Officer, CIGNA       14              Director of various
Marks                          2003              Retirement & Investment Services                      subsidiaries of
57                                                                                                     CIGNA Corporation

Alfred A.     Vice President   Officer           CIGNA Funds Treasurer;                14              --
Bingham III   and Treasurer    Since 1982        Assistant Vice President,
59                                               TimesSquare Capital
                                                 Management, Inc.

Jeffrey S.    Vice President   Officer           Senior Counsel,                       14              --
Winer         and Secretary    Since 1993        CIGNA Corporation
46

---------------------------------------------------------------------------------------------------------------------------

* All Trustees and officers have an address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                   21

--------------------------------------------------------------------------------

CIGNA Investment Securities is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA Investment Securities by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.

--------------------------------------------------------------------------------

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

[LOGO] CIGNA                                                  ------------------
                                                              PRESORTED STANDARD
CIGNA Investment Securities                                      U.S. POSTAGE
3 Newton Executive Park                                              PAID
Suite 200                                                     SO. HACKENSACK, NJ
Newton, MA 02462                                                  PERMIT 750
                                                              ------------------

Printed on recycled paper
542775 12/03

Item 2.   Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to its principal executive officer and principal financial officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to the Secretary of the Registrant, c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103.

Item 3.  Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that Carol Ann Hayes, Russell
H. Jones and Paul J. McDonald are "audit committee financial experts", all of whom are "independent." Mr. Jones serves as Senior Vice President, Chief Investment Officer and Treasurer of Kaman Corporation. His responsibilities include communications with financial analysts concerning Kaman Corporation.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees
For the audit of the Registrant's annual financial statements for the fiscal year ended December 31, 2002 and December 31, 2003, included in the Registrant's annual report to shareholders for those fiscal years, PricewaterhouseCoopers LLP ("PWC") billed the Registrant $30,000 and $34,200, respectively.

(b) Audit-Related Fees
For the fiscal years ended December 31, 2002 and December 31, 2003, PWC did not bill the Registrant for assurance or related services related to the audit of the Registrant's financial statements.

(c) Tax Fees
For the fiscal years ended December 31, 2002 and December 31, 2003, PWC billed the Registrant $5,275 and $5,900, respectively, for reviewing the Registrant's federal income tax and excise tax returns and reviewing excise distribution estimate calculations.

(d) All Other Fees
For the fiscal years ended December 31, 2002 and December 31, 2003, PWC did not bill the Registrant for any other products and services.

(e)(1) The Audit Committee has not developed pre-approval policies and procedures relating to the provision of services to the Registrant by the Registrant's independent accountant.

(e)(2) For the fiscal years ended December 31, 2002 and December 31, 2003, 100% of the PWC fees described above under the captions "Audit Related Fees", "Tax Fees" and "All Other Fees" were approved by the Registrant's Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2.01 of Regulation S-X.

For the fiscal years ended December 31, 2002 and December 31, 2003, PWC did not bill any fees that were required to be approved by the Registrant's Audit Committee pursuant to paragraph (c)(7)(ii)(C) of Rule 2.01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by PWC for services rendered to TimesSquare Capital Management, Inc. ("TimesSquare"), the investment adviser to the Registrant, and other entities controlling, controlled by, under common control with TimesSquare that provide ongoing services to the Registrant for fiscal years ending December 31, 2002 and 2003, were $128,250 and $100,148, respectively.

(h) In considering PWC's independence, the Audit Committee considered whether the provision of non-audit services rendered by PWC to TimesSquare and other entities controlling, controlled by, under common control with TimesSquare that provide ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii)(C) of Rule 2.01 of Regulation S-X was compatible with maintaining PWC's independence.

Item 5.  Audit Committee Listed Registrants.

Registrant has a separately-designated standing audit committee designated in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934. The committee members are Carol Ann Hayes, Russell H. Jones, Paul J. McDonald and Marnie Wagstaff Mueller.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant's policies and procedures that it uses to determine how to vote proxies relating to portfolio securities are attached hereto.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 9. Submission of Matters to a Vote of Security Holders.

The Registrant has adopted a nominating committee charter that sets forth procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees. The charter is attached as an exhibit hereto.

Item 10.  Controls and Procedures.

(a) The officers providing the certifications in this report in accordance with Rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that have materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11.  Exhibits.

(a)(1) Code of Ethics referred to in Item 2, filed as an exhibit hereto.

(a)(2) Proxy voting policies referred to in Item 7, filed as an exhibit hereto.

(a)(3) Nominating committee charter referred to in Item 9, filed as an exhibit hereto.

(a)(4) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, filed as exhibits hereto.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)              CIGNA Investment Securities

                                /s/ Jeffrey S. Winer
                          By:
                             ---------------------------------------------------
                             Jeffrey S. Winer, Vice President and Secretary

Date:  March 5, 2004.

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                           /s/ Richard H. Forde
By (Signature and Title)*
                          ------------------------------------------------------
                           Richard H. Forde, Chairman of the Board and President

Date:  March 5, 2004.

                           Alfred A. Bingham III
By (Signature and Title)*
                          ------------------------------------------------------
                           Alfred A. Bingham III, Vice President and Treasurer

Date:  March 5, 2004.